                                                                   EXHIBIT 10.48

                                 FIRST AMENDMENT


     FIRST AMENDMENT, dated as of February 28, 1997, (this "AMENDMENT"), to the Loan Agreement, dated as of January 15, 1997, as heretofore amended (the "LOAN AGREEMENT"), between HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), and THE CHASE MANHATTAN BANK, a New York corporation (the "LENDER").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make, and has made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Loan Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. DEFINED TERMS. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement or the Credit Agreement (as such term is defined in the Loan Agreement).

     II. Amendments to Credit Agreement.
         ------------------------------

          1. AMENDMENTS TO SECTION 1. Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical order.

          "FIRST AMENDMENT": the First Amendment dated as of February 28, 1997 to this Agreement.

     III. Amendments and Endorsements to the Note.
          ---------------------------------------

          1. AMENDMENTS TO THE NOTE. The Note held by the Lender is hereby amended by deleting the date "March 1, 1997" wherever such date appears therein and substituting in lieu thereof the date "the earlier of (a) April 1, 1997 and
(b) the closing of an offering of debt securities or medium-term notes of HomeSide Lending, Inc. in an aggregate principal amount of not less than $85 million."

          2. ENDORSEMENT OF THE NOTE. The Borrower hereby requests and authorizes each Lender, and the Lender hereby agrees, to permanently affix to the Note held by the Lender, as of the Amendment Effective Date (as hereinafter defined) and in any event prior to any transfer of the Note, the following endorsement:

               This Note has been amended pursuant to, and as provided in,
               Section III.1 of the First Amendment dated as of February 28, 1997, to the Loan Agreement.

     IV. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which the Lender receives (i) this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower and Honolulu Mortgage Company, Inc. (the "GUARANTOR"), (ii) such instruments and documents as the Lender requests in connection with the Collateral and the security interest therein granted hereunder, including executed Uniform Commercial Code filings in proper form for filing and acknowledgement agreements relating thereto in form and substance satisfactory to the Lender and (iii) such opinions of counsel to the Borrower as the Lender shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Agreement and the borrowings and security interests contemplated hereby.

     V. General.
        -------


          1. REPRESENTATION AND WARRANTIES. To induce the Lender to enter into this Amendment, the Borrower confirms, reaffirms and restates to the Lender that, as of the Amendment Effective Date, the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment, the Loan Agreement and the Note, as the case may be. Each request by the Borrower that a Loan be made hereunder or under the Loan Agreement, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

          2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Lender for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

          3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Loan Agreement and the Note are and shall remain in full force and effect.

          4. AFFIRMATION OF GUARANTY. The Guarantor hereby consents to the execution and delivery of this Amendment and reaffirms its obligations under the Guaranty and Security Agreement, dated as of January 27, 1997, executed by the Guarantor in favor of The Chase Manhattan Bank, a New York banking corporation, as lender under the Loan Agreement (the "GUARANTY").

          5. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

          6. RELEASE. Upon the closing of the sale of all or substantially all the assets of the Guarantor, the obligations of the Guarantor under the Guaranty shall terminate, all without delivery of any instrument or performance of any act by any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        HOMESIDE LENDING, INC.



                                        By: /s/ Debra Watkins
                                            ----------------------------
                                            Name:  Debra Watkins
                                            Title: Senior Vice President

                                        THE CHASE MANHATTAN BANK



                                        By:
                                            ----------------------------
                                            Name:
                                            Title: Vice President

                                        HONOLULU MORTGAGE COMPANY, INC.
                                            as Guarantor



                                        By: /s/ Thomas A. Hajda
                                            ----------------------------
                                            Name:  Thomas A. Hajda
                                            Title: Assistant Vice President and
                                                   Assistant Secretary